Exhibit 99.1

                             JOINT FILER INFORMATION

This statement on Form 3 is filed by Thomas Weisel Capital Partners, L.L.C, Thomas Weisel Capital Partners, L.P., TWP CEO Founder's Circle (AI), L.P., TWP CEO Founder's Circle (QP), L.P., Thomas Weisel Capital Partners (Dutch), L.P., Thomas Weisel Capital Partners (Dutch II), L.P., Thomas Weisel Capital Partners Employee Fund, L.P. and TWP 2000 Co-Investment Fund, L.P. The principal business address of each of the reporting persons is One Montgomery Street, Suite 3700, San Francisco, CA 94104. The reporting persons disclaim beneficial ownership of the securities listed herein except to the extent of their pecuniary interest therein.

Designated Filer:                   Thomas Weisel Capital Partners, L.L.C
Issuer and Ticker Symbol:           Acusphere, Inc. ("ACUS")
Date of Event Requiring Statement:  October 7, 2003


THOMAS WEISEL CAPITAL PARTNERS, L.L.C.




By: /s/ Derek Lemke-von Ammon
    --------------------------------
    Name:  Derek Lemke-von Ammon
    Title:


THOMAS WEISEL CAPITAL PARTNERS, L.P.

By: Thomas Weisel Capital Partners, L.L.C, its general partner


By: /s/ Derek Lemke-von Ammon
    --------------------------------
    Name:  Derek Lemke-von Ammon
    Title:


TWP CEO FOUNDER'S CIRCLE (AI), L.P.

By: Thomas Weisel Capital Partners, L.L.C, its general partner


By: /s/ Derek Lemke-von Ammon
    --------------------------------
    Name:  Derek Lemke-von Ammon
    Title:



TWP CEO FOUNDER'S CIRCLE (QP), L.P.

By: Thomas Weisel Capital Partners, L.L.C, its general partner


By: /s/ Derek Lemke-von Ammon
    --------------------------------
    Name:  Derek Lemke-von Ammon
    Title:


THOMAS WEISEL CAPITAL PARTNERS (DUTCH), L.P.

By: Thomas Weisel Capital Partners, L.L.C, its general partner


By: /s/ Derek Lemke-von Ammon
    --------------------------------
    Name:  Derek Lemke-von Ammon
    Title:



THOMAS WEISEL CAPITAL PARTNERS (DUTCH II), L.P.

By: Thomas Weisel Capital Partners, L.L.C, its general partner


By: /s/ Derek Lemke-von Ammon
    --------------------------------
    Name:  Derek Lemke-von Ammon
    Title:


THOMAS WEISEL CAPITAL PARTNERS EMPLOYEE FUND, L.P.

By: Thomas Weisel Capital Partners, L.L.C, its general partner


By: /s/ Derek Lemke-von Ammon
    --------------------------------
    Name:  Derek Lemke-von Ammon
    Title:


TWP 2000 CO-INVESTMENT FUND, L.P.

By: Thomas Weisel Capital Partners, L.L.C, its general partner


By: /s/ Derek Lemke-von Ammon
    --------------------------------
    Name:  Derek Lemke-von Ammon
Title: